Exhibit 10.1

BLOOM ENERGY CORPORATION
CONVERTIBLE NOTE PURCHASE AGREEMENT
March 31, 2020

BLOOM ENERGY CORPORATION
CONVERTIBLE NOTE PURCHASE AGREEMENT
This Convertible Note Purchase Agreement (this “Agreement”) is made as of March 31, 2020 by and between Bloom Energy Corporation, a Delaware corporation (the “Company”), Rye Creek LLC, a Delaware limited liability company (the “Guarantor”) and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).
RECITALS
The Company desires to issue and sell and each Purchaser desires to purchase, an aggregate principal amount of 10.0% Convertible Senior Secured Notes due 2021 (the “Notes”), which Notes shall contain provisions and be substantially in the form set forth in the form of Amended & Restated Indenture attached to this Agreement as Exhibit B (the “Indenture”), and which shall be convertible on the terms stated therein into equity securities of the Company. The due and punctual payment of the principal of, premium, if any, and interest on the Notes and amounts due under the Indenture will be secured by that certain Security Agreement, dated as of December 15, 2015, made by among the Company, the guarantors from time to time party thereto and the collateral agent party thereto (as amended by the First Amendment to Security Agreement dated as of June 29, 2017, as further amended by the Second Amendment to the Security Agreement, dated as of July 7, 2017, as to be further amended by the Third Amendment to the Security Agreement, the form of which is attached to this Agreement as Exhibit C (the “Security Agreement Amendment”) and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). The Notes and the equity securities issuable upon conversion thereof are collectively referred to herein as the “Securities.”
AGREEMENT
In consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Purchase and Sale of Notes.
(a)Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell and issue to each Purchaser (i) an aggregate principal amount of Notes in the principal amount set forth opposite such Purchaser’s name on Exhibit A. The purchase price of the Notes as to each Purchaser shall be equal to 100% of the principal amount of such Notes. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.
(b)Closing; Delivery.
(i)    The purchase price for the Notes shall be paid to the Company either (1) by check payable to the Company or (2) by wire transfer to a bank designated by the Company no later than 2:00 p.m. New York City time on March 31, 2020 (the “Closing”). Delivery of the Notes shall be made by the Company as soon as practicable thereafter, but in any event no later than April 20, 2020. At Closing, or as soon as practicable thereafter, each Purchaser will deliver a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax.
2.    Representations and Warranties of the Company and the Guarantor. Each of
the Company and the Guarantor hereby represents and warrants to each Purchaser that:
(a)Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.
(b)Authorization. All corporate action on the part of the Company, the Guarantor and their respective officers, managers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes (including the guarantee thereof by the Guarantor), the shares of the Company’s capital stock issuable on conversion thereof, and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes, and the Notes the Indenture and the Security Agreement Amendment, when executed and delivered by the Company, shall constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. This Agreement constitutes, and the Indenture and the guarantee of the Notes, when executed and delivered by the Guarantor, shall constitute valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
3.    Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company and the Guarantor that:
(a)    Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.
(b)Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company and the Guarantor, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.
(c)Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.
(d)Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
(e)Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, will bear a restricted securities legend.
(f)Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
4.    Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company and the Guarantor under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)Representations and Warranties. The representations and warranties of the Company and the Guarantor contained in Section 2 shall be true on and as of the Closing.
(b)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.
5.    Conditions of the Company’s and the Guarantor’s Obligations at Closing. The
obligations of the Company and the Guarantor to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:
(a)Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true on and as of the Closing.
(b)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.
6.    Miscellaneous.
(a)Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(b)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(c)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. The words “signed,” “signature,” and words of like import in this Letter Agreement shall be deemed to include signature conveyed by email or PDF, and electronic signatures and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(d)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company. The Guarantor and the holders of at least a majority in interest of the Notes to be issued and sold pursuant to this Agreement. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.
(g)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(h)Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.
(i)Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company, the Guarantor and their respective officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.
[Signature Pages Follow]

The parties have executed this Convertible Note Purchase Agreement as of the date first written above.
THE COMPANY:
BLOOM ENERGY CORPORATION

By:	/s/Shawn M. Soderberg
Name: Shawn M. Soderberg
Title: EVP General Counsel and Secretary
Address:
4353 N. First Street
San Jose, CA 95134 Fax: 408-543-1505 THE GUARANTOR: RYE CREEK LLC
By: /s/Shawn M. Soderberg
Name: Shawn M. Soderberg
Title: EVP General Counsel and Secretary
ADDRESS:
4353 N. FIRST STREET SAN JOSE, CA 95134 FAX: 408-543-1505

DocuSign Envelope ID: BD49EC6A-3436-4E0A-ACB0-895357B859A5

The parties have executed this Convertible Note Purchase Agreement as of the date first written above.
THE PURCHASERS: FORIS VENTURES, LLC
(PRINT NAME)

By:/s/Barbara Hager

By:
(Signature)
Name: Barbara Hager
Title: Authorized Signatory

[Signature Page to Bloom Convertible Note Purchase Agreement]

DocuSign Envelope ID: C5303845-C60B-4F3A-9346-942A52A42D9A

The parties have executed this Convertible Note Purchase Agreement as of the date first written above.
THE PURCHASERS:
NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP
By: NEA Partners 10, LP (PRINT NAME)
By: /s/Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer and Attorney
in Fact

[Signature Page to Bloom Convertible Note Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASERS
Name and Address    Note Principal Amount
Foris Ventures, LLC    $10,000,000
New Enterprise Associates 10, Limited Partnership    $20,000,000